UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2021 (November 2, 2021)

Trine II Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40995	98-1575523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Park Avenue S., Ste 63482
New York, New York 10003

(Address of principal executive offices, including zip code)

(212) 503-2855
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	TRAQ.U	New York Stock Exchange
Class A ordinary share, $0.0001 par value	TRAQ	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	TRAQ.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 5, 2021, Trine II Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 41,400,000 units (the “Units”), including the issuance of 5,400,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one share of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Share”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each whole warrant entitling the holder thereof to purchase one whole Class A Ordinary Share at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on February 18, 2021 (File No. 333-253232) (as amended, the “Registration Statement”). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $414,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	an underwriting agreement, dated November 2, 2021, between the Company and Morgan Stanley & Co. LLC, as underwriter, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

●	a warrant agreement, dated as of November 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

●	an investment management trust agreement, dated as of November 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

●	a registration and shareholder rights agreement, dated as of November 2, 2021, by and among the Company, the Company’s sponsor, Robin Trine II LLC (the “Sponsor”), and certain other security holders named therein, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

●	a private placement warrants purchase agreement, dated as of November 2, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

●	a letter agreement, dated November 2, 2021 (the “Letter Agreement”), by and among the Company, the Sponsor and its executive officers and directors, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

●	an administrative services agreement, dated as of November 2, 2021, by and between the Company and Acanthis Master, LLC, a Delaware limited liability company, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

●	an indemnification agreement, dated as of November 2, 2021, by and between the Company and Leo Hindery, Jr., a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

●	an indemnification agreement, dated as of November 2, 2021, by and between the Company and Pierre M. Henry, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference;

●	an indemnification agreement, dated as of November 2, 2021, by and between the Company and Mark J. Coleman, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference;

●	an indemnification agreement, dated as of November 2, 2021, by and between the Company and Richard A. Miller, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference;

●	an indemnification agreement, dated as of November 2, 2021, by and between the Company and Brian Deevy, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference;

●	an indemnification agreement, dated as of November 2, 2021, by and between the Company and David Dodson, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference;

●	an indemnification agreement, dated as of November 2, 2021, by and between the Company and Ric Fulop, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference;

●	an indemnification agreement, dated as of November 2, 2021, by and between the Company and Jason Kay, a copy of which is attached as Exhibit 10.13 hereto and incorporated herein by reference;

●	an indemnification agreement, dated as of November 2, 2021, by and between the Company and Jim Moran, a copy of which is attached as Exhibit 10.14 hereto and incorporated herein by reference;

●	an indemnification agreement, dated as of November 2, 2021, by and between the Company and Josephine Linden, a copy of which is attached as Exhibit 10.15 hereto and incorporated herein by reference; and

●	an indemnification agreement, dated as of November 2, 2021, by and between the Company and Jamie R. Seltzer, a copy of which is attached as Exhibit 10.16 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 20,560,000 warrants (the “Private Placement Warrants”) to the Sponsor and two institutional accredited investors (none of which are affiliated with any member of the Company’s management, the Sponsor or the other sponsor co-investor) (the “Sponsor Co-Investors”), generating gross proceeds to the Company of $20,560,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor and the Sponsor Co-Investors have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until thirty (30) days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor, the Sponsor Co-Investors or their respective permitted transferees. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2021, in connection with the IPO, Mr. Deevy, Mr. Dodson, Mr. Fulop, Mr. Kay, Mrs. Linden, Mr. Moran and Mr. Seltzer were appointed to the board of directors of the Company (the “Board”). Each of Mrs. Linden and Mr. Deevy, Mr. Dodson, Mr. Fulop, Mr. Kay, Mr. Moran and Mr. Seltzer is an independent director. Effective November 2, 2021, Mrs. Linden, Mr. Deevy and Mr. Moran were appointed to the Audit Committee of the Board, with Mr. Moran serving as the chair of the Audit Committee. Effective November 2, 2021, Mr. Kay and Mr. Seltzer were appointed to the Compensation Committee of the Board, with Mr. Seltzer serving as the chair of the Compensation Committee. Effective November 2, 2021, Mr. Kay and Mr. Seltzer were appointed to the Nominating Committee of the Board, with Mr. Kay serving as the chair of the Nominating Committee.

Following the appointment of Mr. Deevy, Mr. Dodson, Mr. Fulop, Mr. Kay, Mrs. Linden, Mr. Moran and Mr. Seltzer, the Board is comprised of the following three classes: (i) the term of office of the first class of directors, consisting of Mr. Dodson, Mr. Kay and Mr. Seltzer, will expire at the Company’s first annual meeting of shareholders; (ii) the term of office of the second class of directors, consisting of Mr. Deevy, Mr. Fulop and Mr. Moran, will expire at the Company’s second annual meeting of shareholders; and (iii) the term of office of the third class of directors, consisting of Mrs. Linden and Mr. Henry and Mr. Hindery, will expire at the Company’s third annual meeting of shareholders.

On November 2, 2021, in connection with their appointments to the Board, each of Mr. Deevy, Mr. Dodson, Mr. Fulop, Mr. Kay, Mrs. Linden, Mr. Moran and Mr. Seltzer entered into the Letter Agreement as well as an indemnity agreement with the Company. In addition, in February 2021, the Sponsor transferred 25,000 Class B ordinary shares, par value $0.0001, of the Company to each of Mrs. Linden, Mr. Deevy, Mr. Dodson, Mr. Fulop, Mr. Kay, Mr. Moran and Mr. Seltzer.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and indemnity agreements do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the indemnity agreements, copies of which are attached as Exhibit 10.4 and 10.8 through 10.16 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2021, in connection with the IPO, the Company adopted the amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”), effective the same date, which both amends and restates the provisions of the memorandum and articles of association of the Company. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

A total of $422,280,000, which amount includes $14,449,000 of the underwriters’ deferred discount, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 of interest to pay dissolution expenses, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account (1) to the Company, until the completion of the Company’s initial business combination or (2) to the Company’s public shareholders, until the earliest of (a) the completion of the Company’s initial business combination, and then only in connection with the Class A Ordinary Shares that the Company’s public shareholders properly elected to redeem, subject to the limitations described in the Registration Statement, (b) the redemption of the public Class A Ordinary Shares properly tendered in connection with a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to provide holders of the Class A Ordinary Shares the right to have their the Class A Ordinary Shares redeemed in connection with the Company’s initial business combination or to redeem 100% of the public Class A Ordinary Shares if the Company does not complete its initial business combination within the completion window set forth in the Amended and Restated Memorandum and Articles of Association or (B) with respect to any other provision relating to the rights of holders of the Class A Ordinary Shares, and (c) the redemption of the public Class A Ordinary Shares if the Company has not consummated its business combination within the completion window set forth in the Amended and Restated Memorandum and Articles of Association, subject to applicable law.

On November 2, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 5, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 2, 2021, between Trine II Acquisition Corp. and Morgan Stanley & Co. LLC, as underwriter.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated as of November 2, 2021, by and between Trine II Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Investment Management Trust Agreement, dated as of November 2, 2021, by and between Trine II Acquisition Corp. and Continental Stock Transfer & Trust Company, as trustee.
10.2	Registration and Shareholder Rights Agreement, dated as of November 2, 2021, by and among Trine II Acquisition Corp., Robin Trine II LLC and certain other security holders named therein.
10.3	Private Placement Warrants Purchase Agreement, dated as of November 2, 2021, by and between Trine II Acquisition Corp. and Robin Trine II LLC.
10.4	Letter Agreement, dated November 2, 2021, by and among Trine II Acquisition Corp., Robin Trine II LLC and its executive officers and directors.
10.5	Administrative Services Agreement, dated as of November 2, 2021, by and between Trine II Acquisition Corp. and Acanthis Management, LLC.
10.6	Indemnification Agreement, dated as of November 2, 2021, by and between Trine II Acquisition Corp. and Leo Hindery, Jr.
10.7	Indemnification Agreement, dated as of November 2, 2021, by and between Trine II Acquisition Corp. and Pierre M. Henry.
10.8	Indemnification Agreement, dated as of November 2, 2021, by and between Trine II Acquisition Corp. and Mark J. Coleman.
10.9	Indemnification Agreement, dated as of November 2, 2021, by and between Trine II Acquisition Corp. and Richard A. Miller.
10.10	Indemnification Agreement, dated as of November 2, 2021, by and between Trine II Acquisition Corp. and Brian Deevy.
10.11	Indemnification Agreement, dated as of November 2, 2021, by and between Trine II Acquisition Corp. and David Dodson.
10.12	Indemnification Agreement, dated as of November 2, 2021, by and between Trine II Acquisition Corp. and Ric Fulop.
10.13	Indemnification Agreement, dated as of November 2, 2021, by and between Trine II Acquisition Corp. and Jason Kay.
10.14	Indemnification Agreement, dated as of November 2, 2021, by and between Trine II Acquisition Corp. and Jim Moran.
10.15	Indemnification Agreement, dated as of November 2, 2021, by and between Trine II Acquisition Corp. and Josephine Linden.
10.16	Indemnification Agreement, dated as of November 2, 2021, by and between Trine II Acquisition Corp. and Jamie R. Seltzer.
99.1	Press Release, dated November 2, 2021.
99.2	Press Release, dated November 5, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINE II ACQUISITION CORP.

Date: November 5, 2021	By:	/s/ Pierre M. Henry
		Name:	Pierre M. Henry
		Title:	Chief Executive Officer